                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 14, 2002
                                                  ------------


                          Williams Energy Partners L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                 1-16335                    73-1599053
       ---------------           -----------               ----------------
       (State or other           (Commission               (I.R.S. Employer
        jurisdiction of          File Number)              Identification No.)
        incorporation)



             One Williams Center, Tulsa, Oklahoma             74172
            ----------------------------------------------------------
            (Address of principal executive offices)        (Zip Code)




        Registrant's telephone number, including area code: 918/573-2000

                                   ----------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.

         The board of directors for the general partner of Williams Energy Partners L.P. (the "Partnership") has elected Phil Wright as chairman of the board and Don Wellendorf as president and chief executive officer. Wright succeeds Steve Malcolm as chairman of the board. Wellendorf succeeds Malcolm as CEO and Wright as president. Malcolm will retain his seat on the board of directors. In related moves, the board elected Mike Mears as vice president, transportation, and Rick Olson as vice president, pipeline operations.

Item 7. Financial Statements and Exhibits.

         The Partnership files the following exhibit as part of this report:

         Exhibit 99.1 Copy of the Partnership's press release dated May 14, 2002, publicly announcing the information reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  WILLIAMS ENERGY PARTNERS L.P.

                                       By: Williams GP LLC, its General Partner



Date: May 15, 2002                        /s/ Suzanne H. Costin
                                          ------------------------------
                                          Name:  Suzanne H. Costin
                                          Title: Corporate Secretary

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
------         -----------
99.1           Copy of the Partnership's press release dated May 14, 2002, publicly announcing the information reported herein.




                                       3